UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2007
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(480) 967-5146

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 11, 2007, Amtech Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission regarding the acquisition through its wholly-owned subsidiary, Tempress Holding B.V., of R2D Ingenierie (“R2D”), a solar cell and semiconductor automation equipment manufacturing company located in Montpellier, France. On November 2, 2007, the Company filed an amendment (the “First Amendment”) to the Original Filing which amended and supplemented the historical financial statements of R2D and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

The report of the independent public accountants which accompanied the audited financial statements filed with the First Amendment as Exhibit 99.3 made certain inadvertent omissions of the report language prescribed by Rule 2-02 of Regulation S-X. A revised report of the independent public accountants adds the inadvertently omitted language and is included in the audited financial statements filed as Exhibit 99.3 to this Amendment No. 3 to the Original Filing (the “Third Amendment”). Further, the financial statements filed with the First Amendment as Exhibit 99.3 inadvertently omitted certain interim financial statements required by Rule 3-02(b) of Regulation S-X. The omitted interim financial statements are filed as Exhibit 99.4 to this Third Amendment. Finally, the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X, filed with the First Amendment as Exhibit 99.4, are filed as Exhibit 99.5 to this Third Amendment in order to revise certain of the footnotes.

There is no other change made to the Original Filing or First Amendment except the replacement of the audit report, addition of the omitted interim financial statements and certain revisions to clarify the footnotes to the unaudited pro forma financial information, as described above. This Third Amendment makes no attempt to reflect events occurring after the filing of the Original Filing and does not change any previously reported financial results of operations or any disclosures contained in that document or the First Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.3	Audited financial statements of R2D.

	Exhibit 99.4	Unaudited interim financial statements of R2D.

	Exhibit 99.5	Unaudited pro forma financial information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: July 30, 2009	By: /s/ Bradley C. Anderson
	Name:	Bradley C. Anderson
	Title:	Vice President and Chief
Financial Officer